Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

December 7, 2010

Senior Housing Properties Trust

400 Centre Street

Newton, MA 02458-2076

Attention:  Richard A. Doyle, Jr.

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of July 29, 2005 by and among Senior Housing Properties Trust (“Borrower”), as borrower, each of the financial institutions party thereto together with their assignees under Section 12.5 thereof, and Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association (“Agent”), as Agent for the Lenders, as amended by a First Amendment to Amended and Restated Credit Agreement dated November 15, 2006 (as so amended, the “Credit Agreement”).  All capitalized terms used in this letter without definition shall have the respective meanings specified in the Credit Agreement.

This letter is to confirm that, pursuant to your request dated November 23, 2010, we have agreed to extend the Termination Date for a period of one (1) year from December 31, 2010 to December 31, 2011 pursuant to and in accordance with Section 2.15 of the Credit Agreement.  The effectiveness of such extension is subject to the satisfaction of the following conditions precedent: (a) that no Default or Event of Default shall exist as of the date of the current Termination Date or would exist immediately after giving effect to the requested extension; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party would be true and correct immediately after giving effect to the requested extension of the Termination Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder; and (c) the Borrower shall have paid to Agent, for the account of the Lenders, a fee in the amount of $825,000 (the “Extension Fee”) prior to the commencement of such extension.

Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this letter agreement.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

This letter agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

All conditions precedent to the effectiveness of the extension contemplated hereby shall be deemed satisfied upon the execution and delivery of this letter agreement by Agent to Borrower.

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Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent

By:	/s/ Frederick G. Bright
Name: Frederick G. Bright
Title: Vice President

AGREED, ACCEPTED AND ACKNOWLEDGED:

BORROWER:

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle, Jr.
Richard A. Doyle, Jr.
Treasurer and Chief Financial Officer

GUARANTORS:

CCC ALPHA INVESTMENTS TRUST

CCC DELAWARE TRUST

CCC FINANCING I TRUST

CCC FINANCING LIMITED, L.P.

By:  CCC Retirement Trust, its General Partner

CCC INVESTMENTS I, L.L.C.

CCC LEISURE PARK CORPORATION

CCC OHIO HEALTHCARE TRUST

CCC PUEBLO NORTE TRUST

CCC RETIREMENT COMMUNITIES II, L.P.

By:  Crestline Ventures, LLC, its General Partner

CCC RETIREMENT PARTNERS TRUST

CCC RETIREMENT TRUST

CCC SENIOR LIVING CORPORATION

CCCP SENIOR LIVING LLC

CCDE SENIOR LIVING LLC

CCFL SENIOR LIVING LLC

CCOP SENIOR LIVING LLC

CCSL SENIOR LIVING LLC

CRESTLINE VENTURES LLC

GUARANTORS (cont’d)

CSL GROUP, INC.

ELLICOTT CITY LAND I, LLC

ELLICOTT CITY LAND II, LLC

HRES1 PROPERTIES TRUST

HRES 2 PROPERTIES TRUST

LTJ SENIOR COMMUNITIES LLC

MSD POOL 1 LLC

MSD POOL 2 LLC

PANTHER GENPAR TRUST

PANTHER HOLDINGS LEVEL I L.P.

By:  Panther GenPar Trust, its General Partner

SHOPCO-SD, LLC

SNH ALT LEASED PROPERTIES TRUST

SNH/CSL PROPERTIES TRUST

SNH CHS PROPERTIES TRUST

SNH/LTA PROPERTIES GA LLC

SNH/LTA PROPERTIES TRUST

SNH NS PROPERTIES TRUST

SNH KNIGHT PROPERTIES TRUST

SPTGEN PROPERTIES TRUST

SPTIHS PROPERTIES TRUST

SPT-MICHIGAN TRUST

SPTMISC PROPERTIES TRUST

SPTMNR PROPERTIES TRUST

SPTMRT PROPERTIES TRUST

SPTSUN II PROPERTIES TRUST

By:	/s/ Richard A. Doyle, Jr.
Richard A. Doyle, Jr.
Treasurer and Chief Financial Officer